Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Dec. 31, 2013	Dec. 31, 2012
Income Tax Examination [Line Items]
Federal Income tax (benefit) at the statutory rate			$ 47	$ (348)
State income tax net of federal benefit			7	(51)
Foreign taxes			42	57
Non-deductible expenses			11	(14)
Adjustment of net operating loss			(60)	145
Valuation allowance			49	268
Income tax expense	$ 20	$ 13	$ 96	$ 57